                                                                    Exhibit 99.2


                          FORM OF LETTER OF TRANSMITTAL

                             DEL MONTE FOODS COMPANY

                                Offer to Exchange

                Series B 12-1/2% Senior Discount Notes due 2007,

          which have been registered under the Securities Act of 1933,

                     as amended, for any and all Outstanding

                     12-1/2% Senior Discount Notes due 2007

               Pursuant to the Prospectus, dated _______ __, 1998.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ___________ __, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON __________ __, 1998.

        DELIVERY TO:  BANKERS TRUST COMPANY, EXCHANGE AGENT


By Mail:                      By Hand:                    By Overnight Mail or Courier:

BT Services Tennessee, Inc.   Bankers Trust Company       BT Services Tennessee, Inc.
Reorganization Unit           Corporate Trust and         Corporate Trust and Agency
P.O. Box 292737               Agency Group                Group
Nashville, TN 37229-2737      Receipt & Delivery          Reorganization Unit
                              Window                      648 Grassmere Park Road
                              123 Washington Street, 1st  Nashville, TN 37211
                              Floor
                              New York, NY 10006


                             Confirm: (615) 835-3572
                            Facsimile: (615) 835-3701


        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the Prospectus, dated _______ __, 1998 (the "Prospectus"), of Del Monte Foods Company, a Maryland corporation ("DMFC"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $230,000,000 of Series B 12-1/2% Senior Discount Notes due 2007 (the "Exchange Notes") for an equal principal amount of the outstanding 12-1/2% Senior Discount Notes due 2007 (the "Initial Notes"). Bankers Trust Company is the exchange agent for the Exchange Offer (the "Exchange Agent").

        For each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having a principal amount at maturity equal to that of the surrendered Initial Note. The Exchange Notes will accrue interest at the applicable per annum rate from December 15, 2002. Interest on the Exchange Notes is payable on June 15 and December 15 of each year commencing June 15, 2003.

        Notwithstanding the foregoing, additional interest ("Additional Interest") shall become payable in respect of the Initial Notes as follows:

               (i) if (A) neither a registration statement with respect to the Exchange Notes (the "Registration Statement") nor a shelf registration statement covering resales of the Initial Notes (the "Shelf Registration Statement") is filed with the Securities and Exchange Commission (the "Commission") within 75 days following December 19, 1997 (the "Acquisition Date") or (B) notwithstanding that DMFC has consummated or will consummate the Exchange Offer, DMFC is required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by the Registration Rights Agreement dated as of December 17, 1997, by and among DMFC and Bear, Stearns & Co. Inc., BancAmerica Robertson Stephens and BT Alex.Brown Incorporated, then commencing on the day after either such required filing date, Additional Interest shall accrue on the Accreted Value of the Initial Notes at a rate of .50% per annum for the first 90 days immediately following each such filing date, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period; or

               (ii) if (A) neither the Registration Statement nor a Shelf Registration Statement is declared effective by the Commission within 150 days following the Acquisition Date or (B) notwithstanding that DMFC has consummated or will consummate an Exchange Offer, DMFC is required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 150th day following the Acquisition Date, then, commencing on the day after either such required effective date, Additional Interest shall accrue on the Accreted Value of the Initial Notes at a rate of .50% per annum for the first 90 days immediately following such date, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period; or

               (iii) if (A) DMFC has not exchanged Exchange Notes for all Initial Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 30th day after the date on which the Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Issue Date (other than after such time as all Initial Notes have been disposed of thereunder), then Additional Interest shall accrue on the Accreted Value of the Initial Notes at a rate of .50% per annum for the first 90 days commencing on (x) the 30th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of
        (B) above, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period;

provided, however, that the Additional Interest rate on the Initial Notes may not exceed in the aggregate 1.0% per anum; provided, further, however, that (1) upon the filing of the Registration Statement or a Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Registration Statement or a Shelf Registration Statement (in the case of clause
(ii) above), or (3) upon the exchange of Exchange Notes for all Initial Notes tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), Additional Interest on the Initial Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

        Any amounts of Additional Interest due pursuant to clause (i), (ii) or
(iii) above will be payable in cash on the original interest payment dates specified with respect to the Initial Notes.

        DMFC reserves the right (i) to delay acceptance of any Initial Notes, to extend the Exchange Offer or to terminate the Exchange Offer and not permit acceptance of Initial Notes not previously accepted if any of the conditions set forth in "The Exchange Offer-- Conditions" section of the Prospectus shall have occurred and shall not have been waived by DMFC, by giving oral or written notice of such delay, extension or termination to the Exchange Agent, or (ii) to amend the terms of the Exchange Offer in any manner deemed by it to be advantageous to the holders of the Initial Notes. Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by DMFC to constitute a material change, DMFC will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Initial Notes of such amendment.

        Without limiting the manner in which DMFC may choose to make public announcement of any delay, extension, amendment or termination of the Exchange Offer, DMFC shall have no obligation to publish, advertise, or otherwise communicate any such public announcement.

        This Letter is to be completed by a holder of Initial Notes either if Initial Notes are to be forwarded herewith or if a tender of Initial Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

        DESCRIPTION OF INITIAL                   1                   2                    3
                NOTES
       -----------------------              -----------          --------            ------------
       Name(s) and Address(es)                                   Amount of
       of Registered Holder(s)              Certificate           Initial              Amount
      (Please fill in, if blank)             Number(s)            Note(s)            Tendered**

* Need not be completed if Initial Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Initial Notes represented by the Initial Notes indicated in column 2. See Instruction 2. Initial Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution__________________________________________

        Account Number_______ Transaction Code Number__________________________

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s)________________________________________

        Window Ticket Number (if any)__________________________________________

        Date of Execution of Notice of Guaranteed Delivery_____________________

        Name of Institution which guaranteed delivery__________________________

        If Delivered by Book-Entry Transfer, Complete the Following:

        Account Number________Transaction Code Number__________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
        AMENDMENTS OR SUPPLEMENTS THERETO.

        Name:__________________________________________________________________

        Address:_______________________________________________________________

        _______________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to DMFC the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, DMFC all right, title and interest in and to such Initial Notes as are being tendered hereby.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes tendered hereby and that DMFC will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by DMFC. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Initial Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Initial Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of DMFC.

        The undersigned also acknowledges that this Exchange Offer is being made based on DMFC's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13,
1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from DMFC for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of DMFC within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such

Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Initial Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by DMFC to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Initial Notes".

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS

                           (See Instructions 3 and 4)

        To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.


Issue Exchange Notes and/or Initial Notes to:

Name(s):_______________________________________________________________________
                             (Please Type or Print)

_______________________________________________________________________________
                             (Please Type or Print)

Address:_______________________________________________________________________

_______________________________________________________________________________
                              (Including Zip Code)

(Complete accompanying Substitute Form W-9)

Credit unexchanged Initial Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


_______________________________________________________________________________
                          (Book-Entry Transfer Facility
                               Account Number, if
                                   applicable)

                          SPECIAL DELIVERY INSTRUCTION

                           (See Instructions 3 and 4)

        To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Initial Notes" on this Letter above.

Issue Exchange Notes and/or Initial Notes to:

Name(s):_______________________________________________________________________
                             (Please Type or Print)

_______________________________________________________________________________
                             (Please Type or Print)

Address:_______________________________________________________________________

_______________________________________________________________________________
                              (Including Zip Code)



IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete accompanying Substitute Form W-9)

Dated: ____________________1998

_______________________________________________________________________________x

_______________________________________________________________________________x
                         (Signature(s) of Owner)              (Date)

           Area Code and Telephone Number:___________________________

        If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.
See Instruction 3.

        Name(s):_______________________________________________________________

_______________________________________________________________________________

                             (Please Type or Print)

        Capacity:______________________________________________________________

_______________________________________________________________________________
                              (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)
               Signature(s) Guaranteed by an Eligible Institution:



_______________________________________________________________________________
                             (Authorized Signature)


_______________________________________________________________________________
                                     (Title)


_______________________________________________________________________________
                                 (Name and Firm)

Dated:___________________________________________________________________, 1998

                                  INSTRUCTIONS

                             Del Monte Foods Company

Forming Part of the Terms and Conditions of the Offer to Exchange Series B 12-1/2% Senior Discount Notes due 2007, which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding 12-1/2% Senior Discount Notes due 2007.

1.      Delivery of this Letter and Initial Notes; Guaranteed Delivery
        Procedures.

        This Letter is to be completed by holders of Initial Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

        Holders of Initial Notes whose certificates for Initial Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer and deliver an Agent's Message on a timely basis, may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below),
(ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by DMFC (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the certificates for all physically tendered Initial Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five business days after the Expiration Date.

        The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Initial Notes who tender by book-entry transfer).

        If less than all of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Initial Notes to be tendered in the box above entitled "Description of Initial Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Initial Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures of this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

        If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by DMFC, proper evidence satisfactory to DMFC of their authority to so act must be submitted.

        ENDORSEMENTS ON CERTIFICATES FOR INITIAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

        SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE INITIAL NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF INITIAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH INITIAL NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.      Special Issuance and Delivery Instructions.

        Tendering holders of Initial Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Initial Notes tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Initial Notes may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.      Tax Identification Number.

        Federal income tax law generally requires that a tendering holder whose Initial Notes are accepted for exchange must provide DMFC (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If DMFC is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of Exchange Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder of Initial Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Initial Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give DMFC a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Initial Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to DMFC within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to DMFC.

6.      Transfer Taxes.

        DMFC will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to DMFC or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE INITIAL NOTES
SPECIFIED IN THIS LETTER.

7.      Waiver of Conditions.

        DMFC reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.      No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

        Neither DMFC, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

9.      Mutilated, Lost, Stolen or Destroyed Initial Notes.

        Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.     Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

                      PAYOR'S NAME: DEL MONTE FOODS COMPANY

SUBSTITUTE Form W-9     Part 1 -- PLEASE             TIN:___________________
                        PROVIDE YOUR TIN IN          (Social Security Number
                        THE BOX AT RIGHT AND         or Employer
                        CERTIFY BY SIGNING           Identification Number)
                        AND DATING BELOW.


Department of the       Part 2 -- TIN Applied For  [ ]
Treasury Internal
Revenue Service


Payor's Request for      CERTIFICATION:  UNDER THE PENALTIES OF
Taxpayer Identification  PERJURY, I CERTIFY THAT:
Number ("TIN") and
Certification            (1)       the number shown on this form is my
                                   correct Taxpayer Identification Number
                                   (or I am waiting for a number to be
                                   issued to me).

                         (2) I am not subject to backup withholding Request either because: (a) I am exempt from Taxpayer backup withholding, or
                                   (b) I have not been notified by the
                                   Internal Revenue Service (the "IRS")
                                   that I am subject to backup withholding
                                   as a result of a failure to report all
                                   interest or dividends, or (c) the IRS
                                   has notified me that I am no longer
                                   subject to backup withholding, and

                         (3) any other information provided on this form is true and correct.

                         SIGNATURE_____________________________________________

                         DATE__________________________________________________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9